UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2004

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-30885	75-2599762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-0009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 294-1010

None

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On August 19, 2004, we issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release announcing award by U.S. government of safety syringe contract for Africa under global HIV/AIDS initiative

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 19, 2004	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ THOMAS J. SHAW
THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER